Ivy Balanced Fund

Summary Prospectus   |   July 31, 2012

Share Class (Ticker):    Class A Shares (IBNAX), Class B Shares (IBNBX), Class C Shares (IBNCX), Class I Shares (IYBIX), Class Y Shares (IBNYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2012 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide total return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 191 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 115 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.28%	0.32%	0.22%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.23%	2.02%	1.92%	0.94%	1.19%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	2.02%	1.92%	0.94%	1.19%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2013, to the extent that the total annual fund operating expenses of the Class Y shares exceeds the total annual fund operating expenses of the Class A shares, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual fund operating expenses of the Class Y shares do not exceed the total annual fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	605	934	1,188	2,145
Class C Shares	195	603	1,037	2,243
Class I Shares	96	300	520	1,155
Class Y Shares	121	378	654	1,443

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	205	634	1,088	2,145
Class C Shares	195	603	1,037	2,243
Class I Shares	96	300	520	1,155
Class Y Shares	121	378	654	1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Ivy Balanced Fund seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Fund invests primarily in medium to large, well-established companies that usually issue dividend-paying securities. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund ordinarily invests at least 25% of its total assets in fixed-income securities. The majority of the Fund’s debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB- or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality. The Fund may invest up to 20% of its total assets in non-investment grade debt securities, which may include secured bank loans or floating rate notes. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, or on the size of companies in which it may invest.

In selecting equity securities for the Fund, IICO follows a core investing strategy and seeks companies that it believes possess attractive business economics, are in a strong financial condition and are selling at attractive valuations both on a relative and an absolute basis. IICO also considers a company’s potential for dividend growth, its growth and profitability opportunities and sustainability, its relative strength in earnings, its management, improving fundamentals and valuation, its balance sheet, its stock price value, and the condition of the respective industry. In selecting debt securities for the Fund, IICO seeks high-quality securities with minimal credit risk.

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining whether to sell an equity security or a debt security, IICO uses the same analysis as identified above in order to determine if the equity security is still undervalued or has met its anticipated price. In determining whether to sell a debt security, IICO will consider whether the security continues to maintain its minimal credit risk. IICO may also sell a security if the security ceases to produce income, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, the domicile and/or the markets in which a company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion, which may affect share price. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Loan Participation Risk. In addition to the risks typically associated with fixed-income securities, loan participations carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Spectrum Fund, which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Balanced Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance prior to December 8, 2003 has not been restated to reflect the estimated annual operating expenses of the Ivy Balanced Fund. If those expenses were reflected, performance shown below would differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 10.03% (the third quarter of 2009) and the lowest quarterly return was -10.92% (the third quarter of 2011). The Class A return for the year through June 30, 2012 was 6.70%.

Average Annual Total Returns

as of December 31, 2011	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	-3.25%	3.28%	4.92%
Return After Taxes on Distributions	-3.46%	2.98%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	-1.78%	2.81%	4.24%
Class B (began on 12-08-2003)
Return Before Taxes	-2.15%	3.44%	5.05%
Class C (began on 12-08-2003)
Return Before Taxes	1.98%	3.82%	5.23%
Class I (began on 04-02-2007)
Return Before Taxes	2.98%	N/A	4.96%
Class Y (began on 12-08-2003)
Return Before Taxes	2.71%	4.61%	6.14%

Indexes	1 Year	5 Years	10 Years
Citigroup Treasury/Govt Sponsored/Credit Index (reflects no deduction for fees, expenses or taxes)	8.58%	6.65%	5.94%
Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from Citigroup Treasury/Govt Sponsored/Credit Index, effective March 2012. IICO believes that the Barclays U.S. Government/Credit Index provides a better benchmark for the Fund in light of the types of securities in which the Fund invests)	8.74%	6.55%	5.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average (net of fees and expenses)	-1.24%	0.71%	3.81%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of IICO, has managed the Fund (and its predecessor fund) since May 2003.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IBNAX